Exhibit 10.6

                          EXCLUSIVE SUPPLIER AGREEMENT

         This Exclusive Supplier Agreement (the "Agreement") is made and entered into as of this 10th day of January, 2008 (the "Effective Date"), by and between Power Prepaid Phone Card Distribution, a California corporation, having its principal place of business at 2715 E. Chapman Ave. - Suite 209, Fullerton, CA 92831 ("Customer"), and StarCom Alliance, Inc. having a corporate office at 327 Plaza Real, Suite 319, Boca Raton, Florida 33432 ("Supplier"), with reference to the following facts:

         A. Supplier is a Master Distributor of discount prepaid calling cards, prepaid and postpaid cellular/wireless products and services, and other telephony related products and services--STARCOM ALLIANCE PRODUCTS AND SERVICES (hereinafter "SAPS") that enable users to call anywhere in the world at significant savings.

         B. Customer desires to purchase SAPS from Supplier on the terms and conditions set forth herein.

         Based upon the foregoing, and in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and Supplier (collectively, the "Parties") hereby agree as follows,

         1. Term and Renewal. Customer and Supplier agree that for an initial period of one (1) year from the Effective Date of this Agreement, Customer shall purchase exclusively from Supplier all SAPS necessary for Customer to sell to their customer base. During the term of this Agreement, Customer agrees that it will not purchase SAPS from any vendor, other than Supplier, unless Supplier consents in writing to such purchase. Upon the expiration of the original term, this Agreement shall renew automatically for successive renewal terms, each for a period of one year, unless either Party serves the other Party with written notice of such Party's intent not to renew the Agreement at least sixty (60) days prior to the expiration of the then current Term.

         2. Compensation.

                  a. Purchase Price. The purchase price for the SAPS is set forth on Exhibit "A" attached hereto.

                  b. Payment Terms. The payment terms for SAPS is set forth on Exhibit "B" attached hereto.

                  c. Additional Compensation. Upon the execution of this Agreement, Customer shall receive 100,000 shares of China Voice Holding Corp. Rule 144-restricted common stock. Customer shall receive an additional 10,000 shares of China Voice Holding Corp. Rule
         144-restricted common stock for each $1,000,000 of business that Customer provides to Supplier. Shares will be issued to Customer quarterly on collected sales receipts.




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                  d.  Restriction  on Shares.  All common  shares of China Voice
         Holding Corp. described in this Agreement are restricted pursuant to Rule 144 of The Federal Securities Act of 1933. Pursuant to Rule 144, such shares are restricted from sale for a period of two (2) years. If Supplier experiences a "change of control," then Customer has the right to sell its shares after a one-year holding period.

         3. Representations by Customer. Customer agrees that prior to or concurrently with the execution of this Agreement, it will provide Supplier with a list of its current suppliers, the respective costs paid to each supplier and the payment terms of the supplier. Additionally, Customer agrees to facilitate introductions between Supplier and manufacturers to keep relationships intact. Failing to provide such information and assistance to Supplier shall be deemed a material breach of this Agreement.

         4. Representations by Supplier. Supplier agrees to provide Customer with the same or more favorable price and terms as the Customer's existing suppliers.

         5. Market Research Assistance. Customer agrees to assist Supplier in analyzing the current calling card products and services Customer provided prior to the execution of this Agreement. This research is to assist Supplier in maintaining its position as a leader in the industry.

         6. Promotional Assistance. Customer agrees to use its best efforts to promote SAPS, as well as Supplier's recommended products and services. Customer agrees and grants Supplier a license to use its name in press releases, marketing materials and website.

         7. Confidential Information.

                  a. At all times during and subsequent to this Agreement, Customer agrees to keep in the strictest confidence and trust the Supplier's Confidential Information (as defined at Section 6(c) herein) to which the Customer has or had access. Customer will not use or disclose such Company Confidential Information without the written consent of Supplier, except as may be necessary in the ordinary course of performing its obligations pursuant to this Agreement. Customer shall not be required to treat as confidential any information that was in its possession or was known to Customer prior to receipt from the Supplier or becomes public knowledge without Customer's fault.

                  b. Upon termination of this Agreement, for whatever reason, Customer shall promptly surrender to Supplier all of the Supplier's Confidential Information in its possession, custody or control, and will not retain or take any of the Supplier's Confidential Information in any form.

                  c. "Confidential Information" of the Supplier shall include, but not be limited to, business plans, marketing procedures, marketing programs, suppliers, SAPS costs and payment terms, appointments, assignments, contracts, breakdowns, plans, photographs, and trade secrets protected under the law which may not be used by Customer for any purpose except for performance of its obligations pursuant to this Agreement.


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         8. Noncompetition. Customer agrees it will not, directly or indirectly, during the term of this Agreement engage in any management, employment or business that is competitive with the Supplier, including, but not limited to, providing the same or similar services offered by the Supplier during Customer's relationship with the Supplier, within any geographic region of the United States in which the Company offers services.

         9. Permits and Approvals. Customer acknowledges that it has procured all necessary permits, licenses, consents, and approvals in connection with the purchase and sale of SAPS.

         10. Warranty. Supplier does not warrant that the operation of SAPS will be error free. However, Supplier will use reasonable efforts to correct any Manufacturer defects reported by Customer in writing or by verbal notification to Supplier following the date of shipment. THIS PROVISION CONSTITUTES SUPPLIER'S SOLE AND EXCLUSIVE LIABILITY AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR DEFECTIVE OR NON-CONFORMING SOFTWARE AND IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS, IMPLIED OR STATUTORY INCLUDING THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         11. Delivery and Risk of Loss.

                  a. Date of Delivery. Delivery of the SAPS shall be deemed complete when Customer acknowledges receipt of the SAPS by signature at time of delivery. Risk of loss for, the SAPS under this Agreement shall pass to Customer upon delivery as defined herein.

                  b. Security Interest. As security for the full and prompt payment and performance when due of all obligations of Customer to Supplier under this Agreement, Customer hereby grants to Supplier a security interest in all SAPS supplied to Customer hereunder. Customer shall execute any notice or other documentation as may be reasonably requested by Supplier at any time in order to accomplish the intentions of this section. This obligation shall include an obligation to execute any and all necessary financing statements to perfect the security interest herein granted to Supplier as well as its ownership interest, if any, herein evidenced in order to perfect Supplier's interest in the SAPS and its rights to payment and performance by Customer under this Agreement. Supplier shall pay all expenses of filing any necessary financial statements and documents with the appropriate public offices.

                  c.  Supply.  Customer  hereby  acknowledges  and  agrees  that
         Supplier has not made and makes no representations of any kind or nature concerning the availability of Manufacturer products and services. Supplier shall not be deemed in breach of this Agreement or liable for any failure or delay in its performance under this Agreement if such failure or delay is due in whole or part to act of God, war, riot, act of terrorism, government action, fire, explosion, accident, flood, storm, mechanical breakdown, failure of power, civil disturbance, labor trouble, acts or omissions of Carriers, other contractors, vendors or Manufacturers of SAPS or any other circumstance beyond the reasonable control of Supplier.


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                  d. Past Due  Payment.  Any payment  received by Supplier on or after the Due Date shall be subject to an interest charge on delinquent amounts at the rate of 1.50% of the late payment per month or the maximum lawful rate allowable under applicable state law, whichever is lower. Such interest charge shall be applied on any late payments, commencing upon the Past Due Date through the actual date of receipt of payment. Any and all applicable national, federal, state and local taxes, including, without limitation, all use, sales, value-added, surcharges, excise, franchise, property, commercial, gross receipts, license, privilege or other similar taxes, levies, surcharges, duties, fees, or other tax-related surcharges whether charged to or against SAPS or Supplier, with respect to the services or underlying facilities
         provided  by  Supplier,   as  well  as  any  other  imposition  by  any
         governmental authority which has the effect of increasing Supplier's cost of providing the services or the underlying facilities, shall be payable by the Customer in addition to the other charges set forth in this Agreement. If full payment is not made when due, the Supplier, in its sole discretion, shall have the right, after giving written notice to the Customer, to suspend all or any part of the delivery of SAPS until such time as the Customer owing money has paid all unpaid balances (including interest). Furthermore, the Customer acknowledges that it may not withhold any sums invoiced by the Supplier for any reason except documented shortages.

         12. Indemnification. Customer specifically agrees to indemnify and hold Supplier harmless from all liability and costs arising from Customer and its contractors, subcontractors, buyers and employees for consequential, incidental, indirect or special damages, including, without limitation, loss of anticipated revenues or profits or damages resulting from claims brought by its contractors, subcontractors, buyers and employees or other third parties against the Supplier.

         13. Cancellation and Termination.

                  a. Breach of Agreement. In the event that either Party breaches any provision of this Agreement, and fails to cure such breach within thirty (30) days after written notice from the other Party, the breaching Party shall be in default.

                  b. Liability of Customer. If Customer breaches this Agreement and fails to cure such breach during the first 90 day period, then Customer shall forfeit all shares of China Voice Holding Corp. common stock that was provided to Customer pursuant to this Agreement. All shares that are earned for obtaining sales revenues represented within this document shall not be forfeited.

         14. Sale or Cessation of Customer's Business; Change in Control. In the event of a liquidation or other cessation of Customer's business (without sale or transfer of the business), Customer shall give Supplier at least one (1) month of prior written notice of its intention to discontinue its business. In the event of a Change of Control, Customer agrees that it will cause the transferee of the business to assume Customer's obligations under this Agreement and no such transfer or assignment shall operate to release Customer from Customer's obligations under this Agreement without the prior written consent of Supplier in Supplier's sole and absolute discretion.

For purposes of this Agreement, a "Change in Control" of Supplier or Customer means any one of the following events:

                  a. The acquisition, at any time during any term of this Agreement, by any person, group, or entity of beneficial ownership of 50% or more of the outstanding shares of common stock or the combined voting power of the Supplier's or Customer's then outstanding voting securities entitled to vote generally in election of directors; or

                  b. All or any of the individuals who, as the first business day following signature of this Agreement by all parties, constitute the full Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any persona becoming a director subsequent to this Agreement whose election, or nomination for election by the Supplier's or Customer's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                  c. Approval by the shareholders of the Supplier's or Customer of (i) a reorganization, merger, or consolidation with respect to which persons who were the shareholders of Supplier's or Customer immediately prior to such reorganization thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Supplier's or Customer's then outstanding voting securities; (ii) a liquidation or dissolution of Supplier or Customer; or (iii) the sale of all or substantially all of the assets of Supplier or Customer, unless the approved reorganization, merger, consolidation, liquidation, dissolution or sale is subsequently abandoned.

         Failure to comply with this Section 14 shall constitute a material breach of this Agreement by Customer.

         15. Assignment. Customer shall not assign this Agreement in whole or in part without the prior written consent of Supplier. It shall not be considered an "assignment" if Customer applies the Agreement to wholly owned subsidiaries, or, to other ventures in which they remain the controlling entity, provided, however that the forgoing shall not release Customer from or affect Customer's obligations under this Agreement.

         16. Miscellaneous.

                  a. Entire Agreement. This Agreement constitutes the entire agreement between Customer and Supplier with respect to the subject matter hereof and there are no representations, understandings or agreements which are not fully expressed in this Agreement.

                  b.  Cooperation.   The  Parties  acknowledge  and  agree  that
         successful completion of this Agreement shall require the full and mutual good faith cooperation of each of the Parties.


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                  c.  Attachments  and Exhibits.  All  Attachments  and Exhibits
         annexed to this Agreement are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement shall be deemed to refer to and include this Agreement and all such Attachments and Exhibits.

                  d. Amendments. No amendment, change, waiver, or discharge hereof shall be valid unless in writing and signed by the Party against which such amendment, change, waiver, or discharge is sought to be enforced.

                  e. Florida Law; Exclusive Jurisdiction; and Venue. This Agreement shall be governed in all respects by the laws of the State of Florida without regard to its conflict of laws provisions, and Customer and Supplier agree that the sole and exclusive venue and jurisdiction for disputes arising from this Agreement shall be the appropriate state or federal court located within Palm Beach County, Florida, and Customer and Supplier hereby submit to the venue and jurisdiction of such courts.

                  f. Notice. Any notice provided pursuant to this Agreement, if specified to be in writing, shall be in writing and shall be deemed given (i) if by hand delivery, upon receipt thereof, (ii) if by mail, three (3) business days after deposit in the United States mails, postage prepaid, certified mail, return receipt requested, (iii) if by facsimile transmission, upon electronic confirmation thereof, (iv) if by electronic mail (e-mail), upon electronic confirmation thereof or
         (v) if by next day delivery service, upon such delivery. All notices shall be addressed as follows (or such other address as either Party may in the future specify in writing to the other):

         In the case of Supplier:               In the case of Customer:

         Attn:  Bill Burbank, President         Attn:  Feroze Bhaijee
         StarCom Alliance, Inc.                 Power Prepaid Phone Card Dist.
         327 Plaza Real, Suite 319              2715 E. Chapman Ave. - Suite 209
         Boca Raton, FL  33432                  Fullerton, CA  92831
         Facsimile:  (561) 423-0854             Facsimile:  (714) 278-0632
         Email:  bill@starcomalliance.com       Email:  info@powerprepaid.com
                 ------------------------               ---------------------

                  g. Waiver. The wavier or failure of either Party to exercise any right in any respect provided for herein shall not be deemed a waiver of any further right hereunder.

                  h. Interpretations. All references to "Business Days" shall mean all days excluding Saturdays, Sundays and legal holidays. All references to the masculine, feminine, neuter or singular shall also refer to the masculine, feminine, neuter or plural, where applicable.

                  i. Severability. If any section, portion, provision, paragraph, clause, sentence, language or word of this Agreement is determined to be invalid, illegal, void, voidable or unenforceable for any reason whatsoever, this Agreement shall be read as if it did not contain such section, portion, provision, paragraph, clause, sentence, language or word, it is to that extent to be deemed omitted, and the balance of this Agreement shall remain enforceable.

                  j. Counterparts. This Agreement may be executed in several counterparts, including by means of facsimile signatures, all of which taken together shall constitute the entire agreement between the Parties hereto.

                  k.  Headings.   The  section  headings  used  herein  are  for
         reference   and   convenience   only  and  shall  not  enter  into  the
         interpretation hereof.

                  l. Approvals and Similar Actions. Unless otherwise provided herein, where agreement, approval, acceptance, consent or similar action by either Party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

                  m. Attorneys' Fees. Each Party hereto shall be responsible for and shall pay for their own costs and attorneys' fees. Notwithstanding the foregoing, if either Party brings any action or proceeding, subsequent to the execution of this Agreement, to interpret or enforce any provision hereof, the prevailing Party shall be entitled to reasonable fees and costs, including attorneys' fees.

                  n. Further Documents. Each Party agrees to perform any further acts and to execute and deliver any additional documents which may be reasonably necessary to effectuate the provisions of this Agreement.

         CUSTOMER:                                   SUPPLIER:

         POWER PREPAID PHONE CARD                    STARCOM ALLIANCE, INC.
         DISTRIBUTION



         By: /s/ Feroze Bhaijee                      By: /s/ Bill Burbank
             ------------------                          ----------------
         Name: Feroze Bhaijee                        Name: Bill Burbank
         Title: President                            Title: President